UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 12, 2024

AULT ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AULT	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	AULT PRD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR

Bylaws Amendment

On January 8, 2024, the board of directors (the “Board”) of Ault Alliance, Inc. (the “Company”) determined that it was in the best interests of the Company and its stockholders to amend and restate the Amended and Restated Bylaws of the Company (the “Prior Bylaws”), and by resolution authorized, approved and adopted the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws became effective on January 11, 2024.

The only substantive change of the Second Amended and Restated Bylaws from the Prior Bylaws was to amend Article II, Section 2.6 of the Prior Bylaws to decrease the quorum requirement for a meeting of stockholders from a majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, to 35% of the outstanding shares of the Company entitled to vote, represented in person or by proxy. The Second Amended and Restated Bylaws also make a couple of non-substantive changes.

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Certificate of Incorporation Amendment

On January 12, 2024, pursuant to the approval provided by the stockholders of the Company at its annual meeting of stockholders (the “Annual Meeting”), the Board approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to effectuate a reverse stock split of the Company’s Class A common stock, $0.001 par value (“Common Stock”) affecting both the authorized and issued and outstanding number of such shares by a ratio of one-for-twenty-five (the “Reverse Stock Split”).

The Company filed the Amendment to its Certificate of Incorporation with the State of Delaware effectuating the Reverse Stock Split on January 12, 2024. The Reverse Stock Split will become effective in the State of Delaware at 11:59 PM ET on Tuesday, January 16, 2024.

Beginning with the opening of trading on January 17, 2024, the Common Stock will trade on the NYSE American on a split-adjusted basis under a new CUSIP number 09175M 507. As a result of the Reverse Stock Split, each twenty-five (25) shares of Common Stock issued and outstanding prior to the Reverse Stock Split will be converted into one (1) share of Common Stock, with no change in authorized shares or par value per share, and the number of shares of Common Stock outstanding will be reduced from approximately 121,537,576 shares to approximately 4,861,503 shares. All options, warrants, and any other similar instruments, convertible into, or exchangeable or exercisable for, shares of Common Stock will be proportionally adjusted.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 3.2, and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On January 12, 2024, the Company held the Annual Meeting. As of November 22, 2023, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 70,559,972 shares of Common Stock, which constituted all of the outstanding voting capital stock of the Company.

At the Annual Meeting, the stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 24, 2023 as thereafter supplemented. At the Annual Meeting, stockholders appointed seven (7) directors and approved proposals 2 and 6, both of which were presented for a vote. Proposals 3-5 were previously withdrawn by the Company. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The election of seven director nominees named by the Company to hold office until the next annual meeting of stockholders.

	For	Against	Abstain	Broker Non-Votes
Milton C. Ault, III	7,895,840	7,124,765	371,428	12,061,538
William B. Horne	9,749,855	5,262,929	379,249	12,061,538
Henry C. Nisser	9,754,181	3,820,587	1,817,265	12,061,538
Robert O. Smith	9,802,681	5,205,534	383,818	12,061,538
Howard Ash	10,892,030	3,763,444	736,559	12,061,538
Jeffrey A. Bentz	9,826,321	4,146,730	1,418,982	12,061,538
Mordechai Rosenberg	9,820,113	4,162,553	1,409,367	12,061,538

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain	Broker Non-Votes
21,908,337	5,030,922	514,312	0

Proposal Three: Withdrawn.

Proposal Four: Withdrawn.

Proposal Five: Withdrawn.

Proposal Six: Approval of the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-five and not more than one-for-twenty-five at any time prior to December 28, 2024, with the exact ratio to be set at a whole number within this range as determined by the Company’s board of directors in its sole discretion.

For	Against	Abstain	Broker Non-Votes
16,027,046	11,262,880	163,645	0

ITEM 7.01	REGULATION FD DISCLOSURE

On January 12, 2024, the Company issued a press release announcing the results of the Annual Meeting and the Reverse Stock Split, a copy of which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ault Alliance, Inc.

3.2	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on January 12, 2024.

99.1	Press Release issued on January 12, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AULT ALLIANCE, INC.

Dated: January 12, 2024	/s/ Henry Nisser
Henry Nisser President and General Counsel